EXHIBIT 10.88

                            ULTRASTRIP SYSTEMS, INC.

                             2003 STOCK OPTION PLAN
                            FOR OUTSIDE DIRECTORS AND
                             ADVISORY BOARD MEMBERS


1. PURPOSES OF THE PLAN. This 2003 Stock Option Plan is intended to attract and retain the best available individuals for service as Outside Directors and Director Advisers (each as defined in this Plan) of the Company, and to provide additional incentive to the existing Outside Directors and Director Advisers to continue to serve the Company.

2. OPTIONS ARE NONSTATUTORY. All options granted under this Plan will be nonstatutory stock options.

3. DEFINITIONS. As used in this Plan, the following terms shall have the definitions indicated:

    a. "ADMINISTRATOR" or "PLAN ADMINISTRATOR" means the Board, the Board's compensation committee, or any other committee of the Board composed solely of two or more "Non-Employee Directors" as defined in Rule 16b-3(d) promulgated under Section 16 of the Exchange Act.

    b. "ADVISORY BOARD" means a board composed of individuals, appointed by the Board, who serve the Company's Board in an advisory capacity but are not directors, officers or employees of the Company.

    c. "ANNUAL MEETING" means the Company's regularly scheduled annual meeting of shareholders, as provided for in the Company's Articles and Bylaws and state law.

    d. "BOARD" means the Board of Directors of the Company.

    e. "CODE" means the Internal Revenue Code of 1986, as amended.

    f. "COMMON STOCK" means the Company's common stock, par value $0.01 per share.

    g. "COMPANY" means Ultrastrip Systems, Inc., a Florida corporation.

    h. "DIRECTOR" means a member of the Board.

    i. "DIRECTOR ADVISER" means a member of the Advisory Board.

    j. "EFFECTIVE DATE" means the effective date of this Plan as determined in accordance with Section 8.

    k. "EMPLOYEE" means any person, including an officer or Director, employed by the Company or any Parent or Subsidiary of the Company. The payment of


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       a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

    l. "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

    m. "EXCHANGE" means an established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market.

    n. "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

       i. If the Common Stock is listed on any Exchange, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such Exchange for the date of determination as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

       ii. If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock for the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

       iii. In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

    o. "GRANT DATE" means the date that an Option is granted.

    p. "OPTION" means a stock option granted pursuant to the Plan.

    q. "OPTION AGREEMENT" means an agreement entered into between the Company and an Optionee reflecting the grant of an Option under this Plan.

    r. "OPTIONED STOCK" or "OPTIONED SHARES" means the shares of Common Stock subject to an Option.

    s. "OPTIONEE" means a Director who holds an Option.

    t. "OUTSIDE DIRECTOR" means a Director who is not an Employee.

    u. "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

    v. "PLAN" means this 2003 Stock Option Plan.

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    w.  "POOL" means the aggregate maximum number of Shares that may be issued under the Plan, minus the aggregate number of Shares of Optioned Stock and Shares issued upon exercise of Options.

    x.  "SECTION" means a Section of this Plan.

    y.  "SECURITIES ACT" means the Securities Act of 1933, as amended.

    z. "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 14.

    aa. "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

4.  STOCK SUBJECT TO THE PLAN.

    a. INITIAL NUMBER OF SHARES IN POOL. Subject to the provisions of Section 14, the maximum aggregate number of Shares that may be optioned and sold under the Plan is Two Million (2,000,000) Shares of Common Stock. The Shares may be authorized but unissued, or reacquired, Common Stock.

    b. RETURN OF SHARES TO POOL. If an Option expires or becomes unexercisable in whole or in part without having been exercised in full, the Shares that were subject to unexercised portion of the Option shall be returned to the Pool and be available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan shall not be returned to the Pool and shall not be available for future distribution under the Plan.

5.  ADMINISTRATION AND GRANTS OF OPTIONS UNDER THE PLAN.

    a. ADMINISTRATOR.

       i. The Plan shall be administered by the Administrator, which shall have the power to interpret the Plan, make all determinations necessary for the Plan's administration and, subject to the restrictions set forth in this Plan and in accordance with the Plan's provisions, to prescribe, amend and rescind Plan rules.

       ii. No discretion concerning decisions regarding the Plan shall be afforded to any person who is not a "non-employee director" (as defined in Rule 16b-3 promulgated under the Exchange Act).

       iii. All actions taken by the Administrator in the administration and interpretation of the Plan shall be final and binding on the Plan participants. No member of the Board or any committee administering this Plan shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

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    b. PROCEDURE FOR GRANTS. Subject to Section 15, all grants of Options to
       Outside Directors and Director Advisors under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

       i. No person shall have any discretion to select which Outside Directors or Director Advisors shall be granted Options or to determine the number of Shares to be covered by Options.

       ii. Each Outside Director shall be automatically granted an Option to purchase One Hundred Thousand (100,000) Shares (subject to adjustment as set forth in Section 14) upon the date on which such person first becomes a Director, whether elected by the shareholders of the Company or appointed by the Board to fill a Board vacancy.

       iii. Each Outside Director who is appointed to the Company's Audit Committee, Compensation Committee, Finance Committee or any other Committee of the Board of Directors that the Compensation Committee shall determine entitles its members to options hereunder (each such Committee, a "Qualifying Committee") shall automatically be granted an option to purchase five thousand (5,000) shares (subject to adjustment as set forth in Section 14) for each Qualifying Committee upon which s/he serves, to be granted upon the date on which such person first is appointed to such Qualifying Committee by the Board.

       iv. Each Director Adviser shall be automatically granted an Option to purchase Twenty Five Thousand (25,000) Shares (subject to adjustment as set forth in Section 14) upon the date on which such person first becomes a Director Adviser.

       v. On the first business day following the date of each Annual Meeting at which Outside Directors are elected by the Company's shareholders, each elected Outside Director who has served as a Director for at least the previous twelve (12) months shall automatically be granted an Option to purchase Twenty Five Thousand (25,000) Shares; or, if such Outside Director has been elected by the Board to serve as Chairman of the Board following such annual meeting, s/he shall instead receive an Option to purchase Fifty Thousand (50,000) shares (in either case, subject to adjustment as set forth in Section 14). If the Outside Director has served on the Board for less than the preceding twelve (12) months at the time of his election, then he shall not be granted any Option following such Annual Meeting:

       vi. On the first business day following the date of each annual meeting of the Board, each Director Advisor who has served as a Director Adviser for at least the previous twelve (12) months and has been reappointed to the position of Director Advisor by a vote of the Board of Directors shall be granted an Option to purchase Ten Thousand (10,000) Shares (subject to adjustment as set forth in Section 14). If the Director Adviser has served as a Director


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             Adviser for less than the preceding twelve (12) months at the time of his or her appointment, then s/he shall not be granted any Option following such annual meeting of the Board.

       vii. On the first business day following the date of each annual meeting of the Board, each Outside Director who has served as a member of a Qualifying Committee for at least the previous twelve (12) months shall automatically be granted an Option to purchase five thousand (5,000) shares (subject to adjustment as set forth in Section 14). No option shall be granted with respect to any Qualifying Committee upon which such Outside Director has not served for at least the preceding twelve (12) months.

       viii. Notwithstanding any other provision in this Agreement, any grant of an Option before the Company has obtained shareholder approval of the Plan shall be conditioned upon obtaining such shareholder approval.

       ix. Option grants may also be made under this Plan by the Administrator to Outside Directors as compensation for services provided in calendar year 2002 as an Outside Director, Chairman of the Board, member of a Qualifying Committee, or Director Adviser.

6.  OPTION TERMS. Each Option shall have the following terms:

    a. TERM. The term of the Option shall be ten (10) years from the Grant Date, except that the term of any Option granted for services provided in 2002 shall be nine (9) years from the Grant Date.

    b. EXERCISE PRICE. The Option exercise price per Share shall be 110% of the Fair Market Value per Share on the Grant Date.

    c. VESTING; EXERCISABILITY. The Option shall become exercisable for (A) one third (1/3) of the Optioned Shares upon grant, (B) an additional one third (1/3) of the Optioned Shares on the first (1st) year's anniversary of the Grant Date (making such Option exercisable for a total two thirds (2/3) of the Optioned Shares), and (C) an additional one third (1/3) of the Optioned Shares on the third (3rd) year's anniversary of the Grant Date (making such Option exercisable for all of the Optioned Shares); provided that:

       i. If Optionee shall cease to serve as a Director or Director Advisor for any reason except death or disability, then that portion of the Option that has not vested and become exercisable on or before the date that Optionee ceases to be a Director or Director Adviser shall expire, and the Optioned Shares that were subject to the unvested portion of the Option that has expired shall be returned to the Shares in the Pool, and the Option shall thereafter be valid only for those Options that vested and became exercisable while Optionee was a Director or Director Advisor; subsequent re-election to the Board, or the subsequent death or disability of Optionee, shall not cause reinstatement of that portion of the Option that has expired; and

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       ii.   If Optionee shall cease to serve as a Director or Director Advisor due to his or her death or Disability ("Disability" and the date of disability to be determined by the Plan Administrator in the reasonable exercise of its discretion), then any portion of the Option that has not vested and become exercisable prior to Optionee's death or disability shall immediately and automatically accelerate and become exercisable in full.

    d. SHORTFALL IN SHARES IN POOL. In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options to exceed the number of shares in the Pool, then the remaining Shares available for Option grants shall be granted under Options only to the Outside Directors, and on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board (subject to Section 15) or the shareholders to increase the number of Shares that may be issued under the Plan or through cancellation or expiration of unexercised Options previously granted under the Plan.

    e. RULE 16B-3. All Options must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from section 16 of the Exchange Act with respect to Plan transactions.

    f. WITHHOLDING. If any federal, state, or local income taxes or withholding taxes or other amounts are required by applicable law or regulation to be withheld in connection with the exercise of any Option, the Company may require that the Optionee advance, in cash to the Company, the statutory minimum amount of such withholding.

7.  ELIGIBILITY.

    a. ELIGIBLE OPTIONEES. Options may be granted only to Outside Directors and Director Advisers. All Options shall be automatically granted in accordance with the terms of this Plan.

    b. NO RIGHTS TO CONTINUED SERVICE CONFERRED BY PLAN. The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or Director Adviser or nomination to serve as a Director or Director Adviser, nor shall it interfere in any way with any rights which the Director, Director Adviser or the Company may have to terminate the Director's or Director Adviser's relationship with the Company.

8. TERM OF PLAN. The Plan shall become effective upon the later to occur of its adoption by the Board or its approval by the shareholders of the Company. The Plan shall continue in effect for a term of ten (10) years unless sooner terminated as provided in this Plan.

9. FORM OF CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist of:

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    a. Cash;

    b. Check;

    c. Promissory note, if approved by the Compensation Committee, upon such terms as are approved by the Compensation Committee, but only if permitted under federal and state securities laws and the listing standards of any Exchange upon which the Company may be listed; or

    d. Any combination of the foregoing methods of payment approved by the Administrator.

10. EXERCISE OF OPTION.

    a. TIME OF EXERCISE; FRACTIONAL SHARES. Any Option granted hereunder shall be exercisable at any time permitted pursuant to Section 6 and the Option Agreement. An Option may not be exercised for a fraction of a Share. The company shall pay the Optionee cash for fractional shares resulting from any Option exercise.

    b. WHEN EXERCISED; RIGHTS UPON EXERCISE. An Option shall be deemed to be exercised when the Company has received: written notice of its exercise in accordance with the terms of the Option by the person entitled to exercise the Option, and full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment allowable under Section 9. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 14.

    c. IMPACT OF EXERCISE ON POOL. Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option Agreement, by the number of Shares as to which the Option is exercised.

11. TERMINATION OF DIRECTOR OR DIRECTOR ADVISOR STATUS; DEATH AND DISABILITY.

    a. TERMINATION. In the event an Optionee's status as a Director or Director Advisor terminates (other than upon the Optionee's death or Disability or Retirement (defined below)), the Optionee may exercise his or her Option, but only within three (3) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise the Option on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Option was


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       not exercisable on the date of such termination, and to the extent that it was exercisable but the Optionee does not exercise the Option within the time specified herein, the Option shall terminate. If an Outside Director ceases to be a Director but is a Director Adviser, or if a Director Adviser ceases to be a Director Adviser but is a Director, such change shall not result in termination of any of his or her Options.

    b. DISABILITY. If Optionee's status as a Director or Director Adviser terminates as a result of Disability, then the Optionee may exercise his or her Option (including for any Optioned Shares as to which vesting has accelerated pursuant to Section 6.c., above), but only within twelve (12) months following the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Option is not exercised within the time specified herein, the Option shall terminate.

    c. DEATH. In the event of an Optionee's death, his or her Options may be exercised (including for any Optioned Shares as to which vesting has accelerated pursuant to Section 6.c., above) by the Optionee's designated beneficiary, provided such beneficiary has been designated prior to Optionee's death in a form acceptable by the Administrator. If no such beneficiary has been designated by the Optionee, then each such Option may be exercised by the personal representative of the Optionee's estate or by the person or persons to whom the Option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. The Option may be exercised in whole or in part by the Optionee's designated beneficiary, estate or the person or persons who acquire the right to exercise the Option, but only within twelve (12) months following the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Option is not exercised within the time specified herein, the Option shall terminate.

    d. RETIREMENT FROM BOARD. If Optionee has served on the Board of Directors and/or as a Director Adviser for at least five (5) years (whether consecutive or not), and Optionee's status as a Director or Director Adviser terminates for any reason, other than death or Disability, after Optionee has attained the age of sixty (60) years (herein called a "Retirement"), then Optionee may exercise his or her Option, but only within twelve months (12) months following the date of termination due to Retirement, and only to the extent that the Optionee was entitled to exercise the Option on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Option was not exercisable on the date of such termination, and to the extent that it was exercisable but the Optionee does not exercise the Option within the time specified herein, the Option shall terminate. If an Outside Director ceases to be a Director but is a Director Adviser, or if a Director Adviser ceases to be a Director Adviser but is a Director, such change shall not result in termination of any of his or her Options.



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12. REPURCHASE AND REPRICING OF OPTIONS.

    a. REPURCHASE. Upon approval of the Administrator, the Company may repurchase all or a portion of a previously granted Option from an Optionee by mutual agreement before such Option has been exercised, by payment to the Optionee of cash or Common Stock or a combination thereof with a value equal to the amount per share by which: (i) the Fair Market Value per share of the Common Stock on the business day immediately preceding the date of purchase exceeds (ii) the Option's per share exercise price. Shares subject to the repurchased Option shall be added to the Pool.

    b. REPRICING. Except as otherwise expressly provided in this Plan, unless approved by the shareholders of the Company:

       i. The exercise price for any outstanding Option granted under this Plan may not be decreased after the Grant Date, and

       ii. An outstanding Option that has been granted under this Plan may not, as of any date that such Option has a per share exercise price that is less than the then current Fair Market Value of a Share, be surrendered to the Company as consideration for the grant of a new Option with a lower exercise price.

13. NON-TRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee.

14. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION AND REORGANIZATION.

    a. DISSOLUTION OR LIQUIDATION OF THE COMPANY. Upon the dissolution or liquidation of the Company, all Options that as of such date shall not have been exercised shall terminate and become null and void; provided, however, that if the Options held by an Optionee have not otherwise terminated and expired, the Optionee shall have the right immediately prior to such dissolution or liquidation to exercise any Option to the extent that the Option is exercisable as of the date immediately prior to such dissolution or liquidation.

    b. ADJUSTMENTS. Upon the occurrence of any of the following events, an Optionee's rights with respect to any Option that has not been exercised in full shall be adjusted as provided below, unless otherwise specifically provided in his or her Option Agreement:

       i. If the Shares of Common Stock shall be subdivided or combined into a greater or smaller number of Shares, or if the Company shall issue any Shares of Common Stock as a stock dividend to all shareholders, on a pro rata basis, on its outstanding Common Stock, then the number of Shares of Common Stock deliverable upon the exercise of such Option shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be


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             made in the exercise price per Share, to reflect such events. If additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to Shares, then the number and type of shares deliverable upon exercise of such Option may be appropriately increased or decreased proportionately, and appropriate adjustments may be made in the Option exercise price per share and type of shares subject to the Option to reflect such events.

       ii. If the Company is to be consolidated with or acquired by another entity in a merger or sale of all or substantially all of the Company's assets other than a transaction merely to change the state of incorporation (a "CORPORATE TRANSACTION"), the board of directors of any entity assuming the obligations of the Company hereunder (the "SUCCESSOR BOARD"), shall, as to outstanding Options, either:

             1. Make appropriate provision for the continuation of such Options by substituting, on an equitable basis, for the Shares then subject to such Options either: the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction, or securities of the successor or acquiring entity;

             2. Upon written notice to the Optionee, provide that all Options must be exercised (either to the extent then exercisable or, at the discretion of the Successor Board, all Options being made fully exercisable for purposes of this subsection), within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or

             3. Terminate all Options in exchange for a cash payment equal to the excess of the Fair Market Value of the Optioned Shares (either to the extent then exercisable or, at the discretion of the Successor Board, all Options being made fully exercisable for purposes of this subsection) over the exercise price of such Shares under the Options.

       iii. In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding Shares of Common Stock, an Optionee exercising an Option after the recapitalization or reorganization shall be entitled to receive, for the purchase price paid upon such exercise, the number of replacement securities that would have been received if such Option had been exercised immediately prior to such recapitalization or reorganization.

15. AMENDMENT AND TERMINATION OF THE PLAN.

    a. AMENDMENT AND TERMINATION.

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       i.    The Plan may be amended or terminated by the shareholders of the
             Company. The Plan may also be amended or terminated by the Administrator, provided that prior to approving any amendment to the Plan, the Administrator shall consult with the Board and/or legal counsel to the Company to determine if the Amendment would
             (1) require shareholder approval under any federal or state laws or the listing standards of any Exchange upon which the Company is listed, or (2) cause any Director to lose status as an "independent" or "non-employee" director for purposes of federal or state securities laws (including, without limitation, Rule 16b-3) or the listing standards of any Exchange upon which the Company is listed; and any proposed Amendment that meets the criteria in subpart (1) or (2) of this sentence shall require shareholder approval.

       ii. Any amendment or termination of the Plan shall not, without the consent of the Optionee, adversely affect his or her rights under an Option previously granted to him or her. With the consent of the Optionees adversely affected, the Administrator may amend or terminate the Plan and the outstanding Option Agreements in a manner adverse to the Optionees. In the discretion of the Administrator, the outstanding Option Agreements under the Plan may be unilaterally amended by the Administrator in a manner consistent with the Plan that is not adverse to the Optionees.

       iii. Termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been terminated.

16. CONDITIONS UPON ISSUANCE OF SHARES.

    a. SECURITIES LAW COMPLIANCE.

       i. Shares shall not be issued pursuant to the exercise of an Option, unless the exercise of such Option and the issuance and delivery of Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any Exchange upon which the Shares may then be listed, and shall be further subject to the approval of legal counsel for the Company with respect to such compliance.

       ii. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares.

       iii. Shares issued upon exercise of the Option shall be subject to and imprinted with the following legend, or a substantially similar legend, unless there is an effective registration statement under


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             the Securities Act with respect to Shares in the Pool (the filing of any such registration statement shall be in the Board's sole and absolute discretion, and no Optionee shall have any right to require that any registration statement be filed or kept effective for issuance or resale of any Optioned Shares):

    "The shares represented by this certificate have been acquired for investment and may not be sold or otherwise transferred by any person, including a pledgee, unless (a) either (i) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (ii) the Company shall have received an opinion of legal counsel satisfactory to it that an exemption from registration under such Act is then available, and (b) there shall have been compliance with all applicable state securities laws."

    b. REGULATORY APPROVALS. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

17. RESERVATION OF SHARES. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as are required for issuance under the Plan.

18. OPTION AGREEMENT. Options shall be evidenced by written Option Agreements in such form as the Administrator shall approve.

19. SHAREHOLDER APPROVAL. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is approved by the Board.

20. COMPANY RIGHTS. The grant of Options pursuant to the Plan shall not affect in any way the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure, or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.

21. MISCELLANEOUS. The Plan shall be governed by, and construed in accordance with, the laws of the State of Florida and applicable federal laws. If any provision of the Plan should be held invalid or illegal for any reason, such determination shall not affect the remaining provisions thereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan. Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

ADOPTED BY ULTRASTRIP SYSTEMS, INC.'s BOARD OF DIRECTORS:  November 17, 2003.

APPROVED BY THE SHAREHOLDERS:  November 17, 2003.

                                    EXHIBIT C

                            ULTRASTRIP SYSTEMS, INC.

                           2003 EQUITY INCENTIVE PLAN


SECTION 1
PURPOSE

The purpose of the UltraStrip Systems, Inc. 2003 Equity Incentive Plan is to provide a means whereby UltraStrip Systems, Inc., a Florida corporation (the "Corporation"), may attract able persons to remain in or to enter the employ of the Corporation, a Parent Corporation, or a Subsidiary and to provide a means whereby those employees, officers, and other individuals or entities upon whom the responsibilities of the successful administration, management, planning, and/or organization of the Corporation may rest, and whose present and potential contributions to the welfare of the Corporation, a Parent Corporation or a Subsidiary are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the long-term welfare of the Corporation. A further purpose of the Plan is to provide such employees and individuals or entities with additional incentive and reward opportunities designed to enhance the profitable growth of the Corporation over the long term. Accordingly, the Plan provides for granting Common Stock, Incentive Stock Options, options which do not constitute Incentive Stock Options, or any combination of the foregoing, as is best suited to the circumstances of the particular employees and individuals or entities as provided herein.


SECTION 2
DEFINITIONS

The following definitions shall be applicable during the term of the Plan unless specifically modified by any paragraph:

(a) Award means, individually or collectively, any Option granted pursuant to the Plan.

(b) Board means the board of directors of the Corporation.

(c) Change of Control Value means the amount determined in Clause (i), (ii) or
    (iii), whichever is applicable, as follows: (i) the per share price offered to stockholders of the Corporation in any merger, consolidation, sale or assets or dissolution transaction, (ii) the price per share offered to stockholders of the corporation in any tender offer or exchange offer whereby a Corporate Change takes place or (iii) if a Corporate Change occurs other than as described in Clause (i) or Clause (ii), the fair market value per share determined by the Board as of the date determined by the Board to be the date of cancellation and surrender of an Option. If the consideration offered to stockholders of the Corporation in any transaction described in this Paragraph or Paragraphs (d) and (e) of Section 8 consists of anything other than cash, the Board shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

(d) Code means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any Section of the Code shall be deemed to include any amendments or successor provisions to such Section and any regulations under such Section.

(e) Committee shall mean the Compensation Committee of the Board or any other committee of the Board meeting the requirements of Rule 16b-3 and designated by the Board to administer the Plan.

(f) Common Stock means the common stock of the Corporation.

(g) Corporation means UltraStrip Systems, Inc.

(h) Corporate Change means one of the following events:

       (i) the merger, consolidation or other reorganization of the Corporation in which the outstanding Common Stock is converted into or exchanged for a different class of securities of the Corporation, a class of securities of any other issuer (except common stock of a Subsidiary or Parent Corporation), cash or other property other than: (a) a merger, consolidation or reorganization of the Corporation which would result in the voting stock of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation, at least sixty percent (60%) of the combined voting power of the voting stock of the Corporation or such surviving entity outstanding immediately after such merger, consolidation or reorganization of the Corporation; or (b) merger, consolidation or reorganization of the Corporation effected to implement a recapitalization of the Corporation (or similar transaction) in which no person acquires more than forty-nine percent (49%) of the combined voting power of the Corporation's then outstanding stock;

       (ii) the sale, lease or exchange of all or substantially all of the assets of the Corporation to any other corporation or entity (except common stock of a Subsidiary or Parent Corporation);

       (iii) the adoption by the stockholders of the Corporation of a plan of liquidation and dissolution;

       (iv) the acquisition (other than acquisition pursuant to any other clause of this definition) by any person or entity, including without limitation a "group" as contemplated by Section 13(d)(3) of the Exchange Act, of beneficial ownership, as contemplated by such Section, of more than twenty-five percent (25%) (based on voting power) of the Corporation's outstanding capital stock whose beneficial membership prior to such acquisition was less than twenty-five percent (25%) or acquisition by a person or entity who currently has beneficial ownership of at least twenty-five percent

             (25%) which increases such person's or entity's beneficial ownership to fifty percent (50%) or more (based on voting power) of the Corporation's outstanding capital stock; or

       (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Corporation before such election shall cease to constitute a majority of the Board.

             Notwithstanding the provisions of clause (iv) above, a Corporate Change shall not be considered to have occurred upon the acquisition (other than acquisition pursuant to any other clause in the preceding list) by any person or entity, including without limitation a "group" as contemplated by Section 13(d)(3) of the Exchange Act, of beneficial ownership, as contemplated by such Section, of more than twenty-five percent (25%) (based on voting power) of the Corporation's outstanding capital stock or the requisite percentage to increase their ownership to fifty percent (50%) resulting from a public offering of securities of the Corporation under the Securities Act of 1933, as amended.

(i) Designated Officer means an officer of the Corporation, such as the President or Chief Operating Officer, who is given authority by the Board or the Committee of the Board to grant options or make stock grants under the Plan.

(j) Exchange Act means the Securities Exchange Act of 1934, as amended.

(k) Fair Market Value means, as of any specified date, the closing price of the Common Stock on the NASDAQ (or, if the Common Stock is not listed on such exchange, such other national securities exchange on which the Common Stock is then listed) on that date, or if no prices are reported on that date, on the last preceding date on which such prices of the Common Stock are so reported. If the Common Stock is not then listed on any national securities exchange but is traded over the counter at the time determination of its Fair Market Value is required to be made hereunder, its Fair Market Value shall be deemed to be equal to the average between the reported high and low sales prices of Common Stock on the most recent date on which Common Stock was publicly traded. If the Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its Fair Market Value shall be made by the Board in such manner as it deems appropriate (such determination will be made in good-faith as required by Section 422(c)(1) of the Code and may be based on the advice of an independent investment banker or appraiser recognized to be expert in making such valuations).

(l) Grant means individually or collectively, any Common Stock granted pursuant to the Plan.

(m) Grantee means an employee, officer, other individual or entity who has been granted Common Stock pursuant to the Plan.

(n) Holder means an individual or entity who has been granted an Award.

(o) Incentive Stock Option means an Option that qualifies as an "incentive stock option" under Section 422 of the Code.

(p) Nonqualified Stock Option means an Option other than an Incentive Stock Option.

(q) Non-Employee Director means a director of the Corporation that qualifies as a "non-employee director" for purposes of Rule 16b-3.

(r) Option means an Award granted under Section 7 of the Plan and includes both Incentive Stock Options to purchase Common Stock and Nonqualified Stock Options to purchase Common Stock.

(s) Option Agreement means a written agreement between the Corporation and an employee with respect to an Option.

(t) Optionee means an employee, officer, entity or individual who has been granted an Option.

(u) Parent Corporation shall have the meaning set forth in Section 424(e) of the Code.

(v) Participants means individuals who are entitled to receive Grants or Awards under this Plan.

(w) Plan means the UltraStrip Systems, Inc. 2003 Equity Incentive Plan.

(x) Rule 16b-3 means Rule 16b-3 of the General Rules and Regulations of the Securities and Exchange Commission under the Exchange Act, as such rule is currently in effect or as hereafter modified or amended.

(y) Stock Appreciation Right or SAR shall mean any right granted to a Participant pursuant to Section 7 hereof to receive, upon exercise by the Participant, the excess of (i) the Fair Market Value of one Share on the date of exercise or, if the Committee shall so determine in the case of any such right other than one related to any incentive Stock Option, at any time during a specified period before the date of exercise over (ii) the grant price of the right on the date of grant, or if granted in connection with an outstanding Option on the date of grant of the related Option, as specified by the Committee in its sole discretion, which shall not be less than the Fair Market Value of one Share on such date of grant of the right, or the related Option, as the case may be. Any payment, by the Company in respect of such right may be made in cash, Shares, other property, or any combination thereof, as the Committee, in its sole discretion, shall determine.

(z) Subsidiary means a company (whether a corporation, partnership, joint venture or other form of entity) in which the Corporation, or a corporation in which the Corporation owns a majority of the shares of capital stock, directly or indirectly, owns an equity interest of more than fifty percent (50%), except solely with respect to the issuance of Incentive Stock Options the term "Subsidiary" shall have the same meaning as the term "subsidiary corporation" as defined in Section 424(f) of the Code.

SECTION 3
EFFECTIVE DATE AND DURATION OF THE PLAN

The Plan shall be effective as of the date of its adoption by the Board, provided that the Plan is approved by the stockholders of the Corporation within twelve (12) months before or thereafter and on or prior to the date of the first annual meeting of stockholders of the Corporation held subsequent to the acquisition of an equity security by a Holder under this Plan for which exemption is claimed under Rule 16b-3.

Notwithstanding any provision of the Plan or of any Option Agreement, no Option shall be exercisable and no Common Stock may be granted prior to stockholder approval of the Plan.

The Plan shall be terminated and no further Awards or Grants may be made under the Plan after ten (10) years from the date the Plan is adopted by the Board or the date the Plan is approved by the Corporation's shareholders, whichever is earlier. Subject to the provisions of Section 9, the Plan shall remain in effect until all Options granted under the Plan have been exercised or have expired by reason of lapse of time and all restrictions imposed upon restricted stock awards have lapsed.

Any option exercised before shareholder approval is obtained must be rescinded if shareholder approval is not obtained within twelve (12) months before or after the Plan is adopted. Such shares shall not be counted in determining whether such approval is granted.

SECTION 4
ADMINISTRATION

(a) Administration of Plan by the Board; Delegation to Committee. The Plan shall be administered by the Board in compliance with Rule 16b-3, and the Board may designate the Committee to administer the Plan, provided that at all times that it is administering the Plan, the Committee shall be composed solely of two or more Non-Employee Directors and shall meet all other requirements that may be applicable, from time to time, to the Committee under Rule 16b-3. Members of the Board or Committee shall abstain from participating in and deciding matters that directly affect their individual ownership interests under the Plan.

(b) Powers. Subject to the terms of the Plan, the Board and Committee each shall have authority, in its discretion, to determine which employees, officers, individuals or entities shall receive an Award or Grant, the time or times when such Award or Grant shall be made, whether Common Stock, an Incentive Stock Option or Nonqualified Option shall be granted and the number of shares of Common Stock which may be issued under each Option. In making such determinations, the Board or Committee may take into account the nature of the services rendered by the recipients of Grants or Awards, their present and potential contribution to the success of the Corporation, a Parent Corporation or a Subsidiary, and such other factors as the Board or Committee, in its discretion, shall deem relevant. To the extent consistent with applicable law, the Board or Committee may authorize one or more Designated Officers to make Awards or Grants to a designated class of eligible persons, within limits specifically prescribed by the Board or Committee; provided, however, that no such Designated Officer shall have or obtain authority to make Awards or Grants to himself or herself or to any person subject to Section 16 of the Exchange Act.

(c) Additional Powers. The Board and Committee each shall have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, the Board and Committee each is authorized in its sole discretion, exercised in a nondiscriminatory manner, to construe and interpret the Plan and the respective agreements executed thereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the Plan, and to determine the terms, restrictions and provisions of each Award or Grant, including such terms, restrictions and provisions as shall be requisite in the judgment of the Board or Committee to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Board or Committee may correct any defect or supply any omission or reconcile any inconsistency in any agreement relating to an Award or Grant in the manner and to the extent it shall deem expedient to carry it into effect. The determination of the Board or Committee on the matters referred to in this Section 4 shall be conclusive.

(d) Compliance With Code Section 162(m). If, and for so long as, the Corporation, a Parent Corporation or a Subsidiary is a "publicly-held corporation" as defined in Section 162(m)(2) of the Code, the Corporation may establish a Committee composed of outside directors who meet the requirements of Code Section 162(m) to (i) approve the grant of Options which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes by the Corporation pursuant to Code
    Section 162(m) and (ii) administer the Plan. In addition, Options under the Plan shall be granted upon satisfaction of the conditions to such grants provided pursuant to Code Section 162(m) and any Treasury Regulations promulgated thereunder.

(e) Committee's Authority. In the event a Committee qualifying under Rule 16b-3 and, if applicable, Code Section 162(m) is administering the Plan, all powers reserved to the Board under the Plan shall be exercised by the Committee.

SECTION 5
GRANT OF OPTIONS AND STOCK SUBJECT TO THE PLAN

(a) Award Limits. The Board or Committee may from time to time grant Awards and/or make Grants to one or more employees, officers, individuals or entities determined by it to be eligible for participation in the Plan in accordance with the provisions of Section 6 of the Plan. The aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed four million (4,000,000) shares. The aggregate number of shares of Common Stock that may be issued to any Holder and/or granted to any Grantee under the Plan shall not exceed twenty percent (20%) of the aggregate number of shares referred to in the preceding sentence (i.e., 800,000). In addition, no Options shall be granted under the Plan that would cause the total number of shares issuable upon exercise of all outstanding Options to exceed a number of shares which is equal to ten (10%) of the then outstanding shares of Common Stock of the Corporation. Any of such shares which remain unissued and which are not subject to outstanding Options and/or Grants at the termination of the Plan shall cease to be subject to the Plan but, until termination of the Plan, the Corporation shall at all times reserve a sufficient number of shares to meet the requirements of the Plan. Shares shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to an Award or Grant. To the extent that an Award or Grant lapses or the rights of its Holder or Grantee terminate, any shares of Common Stock subject to such Award or Grant shall again be available for the grant of an Award or making of a Grant. The aggregate number of shares which may be issued under the Plan shall be subject to adjustment in the same manner as provided in Section 8 of the Plan with respect to shares of Common Stock subject to Options then outstanding. Separate stock certificates shall be issued by the Corporation for those shares acquired pursuant to a Grant, the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of any Nonqualified Stock Option.

(b) Stock Offered. The stock to be offered pursuant to an Award or Grant may be authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Corporation.


SECTION 6
ELIGIBILITY

An Incentive Stock Option Award made pursuant to the Plan may be granted only to an individual who, at the time of grant, is an employee of the Corporation, a Parent Corporation or a Subsidiary. An Award of an Option which is not an Incentive Stock Option or a Grant of Common Stock may be made to an individual who, at the time of Award or Grant, is an employee of the Corporation, a Parent Corporation or a Subsidiary, or, subject to the restrictions of applicable law, to any individual who has been identified by the Board or Designated Officer or Director to receive an Award or Grant due to their contribution or service to the Corporation, including service to members of the Board of Directors of the

Corporation, a Parent Corporation or a Subsidiary. An Award or Grant made pursuant to the Plan may be made on more than one occasion to the same person, and such Award or Grant may include a Common Stock Grant, an Incentive Stock Option, a Nonqualified Stock Option, or any combination thereof. Each Award or Grant shall be evidenced by a written instrument duly executed by or on behalf of the Corporation.

SECTION 7
STOCK OPTIONS/GRANTS

(a) Stock Option Agreement. Each Option shall be evidenced by an Option Agreement between the Corporation and the Optionee which shall contain such terms and conditions as may be approved by the Board or Committee and agreed upon by the Holder. The terms and conditions of the respective Option Agreements need not be identical. Each Option Agreement shall specify the effect of termination of employment, total and permanent disability, retirement or death on the exercisability of the Option. Under each Option Agreement, a Holder shall have the right to appoint any individual or legal entity in writing as his or her beneficiary under the Plan in the event of his death. Such designation may be revoked in writing by the Holder at any time and a new beneficiary may be appointed in writing on the form provided by the Board for such purpose. In the absence of such appointment, the beneficiary shall be the legal representative of the Holder's estate.

(b) Option Period. The term of each Option shall be as specified by the Board or Committee at the date of grant and shall be stated in the Option Agreement; provided, however, that an Option may not be exercised more than one hundred twenty (120) months from the date it is granted.

(c) Limitations on Exercise of Option. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board or Committee and as shall be permissible under the terms of the Plan, which shall be specified in the Option Agreement evidencing the Option; provided, however, that an Option shall be exercisable at the rate of at least twenty percent (20%) per year over five (5) years from the date it is granted. An Option may not be exercisable for fractional shares.

(d) Special Limitations on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Corporation (and any Parent Corporation or Subsidiary) exceeds One Hundred Thousand Dollars ($100,000) (within the meaning of Section 422 of the Code), such excess Incentive Stock Options shall be treated as Nonqualified Stock Options. The Board or Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of an Optionee's Options will constitute Nonqualified Stock Options because of such limitation and shall notify the Optionee of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of its Parent Corporation or a Subsidiary, within the meaning of Section 422(b)(6) of the Code, unless (i) at the time such Option is granted, the Option price is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock subject to the Option, and (ii) such Option by its terms, is not exercisable after the expiration of five (5) years from the date of grant.

(e) Option Price. The purchase price of Common Stock issued under each Option shall be determined by the Board or Committee and shall be stated in the Option Agreement, but such purchase price shall, in the case of Incentive Stock Options, not be less than the Fair Market Value of Common Stock subject to the Option on the date the Option is granted, and, in the case of Nonqualified Stock Options, not be less than the Fair Market Value of the stock at the time the option is granted, except that the price shall be one hundred ten percent (110%) of the Fair Market Value in the case of any person or entity who owns stock comprising more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or its Parent Corporation or Subsidiary.

(f) Options and Rights in Substitution for Stock Options Made by Other Corporations. Options may be granted under the Plan from time to time in substitution for stock options held by employees of corporations who become, or who became prior to the effective date of the Plan, employees of the Corporation, of any Parent Corporation or of any Subsidiary as a result of
    (i) a merger or consolidation of the employing corporation with the Corporation, such Parent Corporation or such Subsidiary, or (ii) the acquisition by the Corporation, a Parent Corporation or a Subsidiary of all or a portion of the assets of the employing corporation, or (iii) the acquisition by the Corporation, a Parent Corporation or a Subsidiary of stock of the employing corporation with the result that such employing corporation becomes a Subsidiary.

SECTION 8
RECAPITALIZATION OR REORGANIZATION

(a) Except as hereinafter otherwise provided, Awards or Grants shall be subject to adjustment by the Board and Committee, each at its discretion, as to the number and price of shares of Common Stock in the event of changes in the outstanding Common Stock by reason of stock dividends, stock splits, reverse stock splits, reclassifications, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any such Options or Common Stock.

(b) The existence of the Plan and the Awards and/or Grants made hereunder shall not affect in any way the right or power of the Board or the stockholders of the Corporation to make or authorize any adjustment, recapitalization, reorganization or other change in the capital structure of the Corporation, a Parent Corporation or a Subsidiary or their business, any merger or consolidation of the Corporation, a Parent Corporation or a Subsidiary, any issue of debt or equity securities having any priority or preference with respect to or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Corporation, a Parent Corporation or a Subsidiary, or any sale, lease, exchange or other disposition of all or any part of their assets or business or any other corporate act or proceeding.

(c) The shares with respect to which Options may be granted are shares of Common Stock as presently constituted, but if and whenever, prior to the expiration of an Option theretofore granted, the Corporation shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Corporation, the number of shares of Common Stock with respect to which such Option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares, shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares, shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

(d) If the Corporation recapitalizes or otherwise changes its capital structure, thereafter upon any exercise of an Option theretofore granted, the Optionee shall be entitled to purchase under such Option, in lieu of the number of shares of Common Stock as to which such Option shall then be exercisable, the number and class of shares of stock and securities, and the cash and other property to which the Optionee would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Optionee had been the holder of such record of the number of shares of Common Stock then covered by such Option.

(e) In the event of a Corporate Change, unless otherwise deemed to be impractical by the Board, then no later than (i) two business days prior to any Corporate Change referenced in Clause (i), (ii), (iii), (v) or (vi) of the definition thereof or (ii) ten business days after any Corporate Change referenced in Clause (iv) of the definition thereof, the Board, acting in its sole discretion without the consent or approval of any Optionee or Grantee, shall act to effect the following alternatives with respect to outstanding Options, which acts may vary among individual Optionees and, with respect to acts taken pursuant to Clause (i) above, may be contingent upon effectuation of the Corporate Change: (A) in the event of a Corporate Change referenced in Clauses (i), (ii) and (vi), acceleration of exercise for all Options then outstanding so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Board, after which specified date all unexercised Options and all rights of Optionees thereunder shall terminate; (B) in the event of a Corporate Change referenced in Clauses
    (iii), (iv) and (v) require the mandatory surrender to the Corporation by selected Optionees of some or all of the outstanding Options held by such Optionees (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date (before or after such Corporate Change) specified by the Board, in which event the Board shall thereupon cancel such Options and pay to each Optionee an amount of cash per share equal to the excess, if any, of the Change of Control Value of the shares subject to such Option over the exercise price(s) under such Options for such shares; (C) in the event of a Corporate Change referenced in Clauses
    (iii), (iv) and (v), make such adjustments to Options then outstanding as the Board deems appropriate to reflect such Corporate Change (provided, however, that the Board may determine in its sole discretion that no adjustment is necessary to Options then outstanding); (D) in the event of a Corporate Change referenced in Clauses (iii), (iv) and (v), provide that thereafter upon any exercise of an Option theretofore granted the Optionee shall be entitled to purchase under such Option, in lieu of the number of shares of Common Stock as to which such Option shall then be exercisable, the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Optionee would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets or plan of liquidation and dissolution if, immediately prior to such merger, consolidation or sale of assets or any distribution in liquidation and dissolution of the Corporation, the Optionee had been the holder of record of the number of shares of Common Stock then covered by such Option; or (E) in the event of a Corporate Change referenced in Clauses
    (iii), (iv) and (v), cancel the Options granted if the Fair Market Value of the Common Stock underlying the Options is below the Option exercise price.

(f) Except as herein expressly provided, issuance by the Corporation of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warranty to subscribe therefore, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to Options theretofore granted, or the purchase price per share of Common Stock subject to Options.

SECTION 9
STOCK APPRECIATION RIGHTS

Stock Appreciation Rights may be granted hereunder to Participants, either alone or in addition to other Awards granted under the Plan and may, but need not, relate to a specific Option granted under Section 6. The provisions of Stock Appreciation Rights need not be the same with respect to each recipient. Any Stock Appreciation Right related to a Nonstatutory Stock Option may be granted at the same time such Option is granted or at any time thereafter before exercise or expiration of such Option. Any Stock Appreciation Right related to an Incentive Stock Option must be granted at the same time such Option is granted. In the case of any Stock Appreciation Right related to any Option, the Stock Appreciation Right or applicable portion thereof shall terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a Stock Appreciation Right granted with respect to less than the


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

full number of Shares covered by a related Option shall not be reduced until the exercise or termination of the related Option exceeds the number of shares not covered by the Stock Appreciation Right. Any Option related to any Stock Appreciation Right shall no longer be exercised. The Board or Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

SECTION 10
AMENDMENT OR TERMINATION OF THE PLAN

The Board or Committee, each in its discretion, may terminate the Plan or any Option or Grant or alter or amend the Plan or any part thereof or any Option from time to time; provided that no change in any Award or Grant previously made may be made which would impair the rights of the Holder or Grantee without the consent of the Holder or Grantee, and provided further, that the Board may not, without approval of the stockholders, amend the Plan:

(a) to increase the aggregate number of shares which may be issued pursuant to the provisions of the Plan upon exercise or surrender of Options or upon Grants;

(b) to change the minimum Option exercise price;

(c) to change the class of employees eligible to receive Awards or Grants, or increase materially the benefits accruing to employees under the Plan;

(d) to extend the maximum period during which Awards may be granted or Grants may be made under the Plan;

(e) to modify materially the requirements as to eligibility for participation in the Plan; or

(f) to decrease any authority granted to the Board hereunder in contravention of Rule 16b-3.

SECTION 11
OTHER

(a) No Right to an Award or Grant. Neither the adoption of the Plan nor any action of the Board, Committee or Designated Officer shall be deemed to give an employee any right to be granted an Option to purchase Common Stock, to receive a Grant or to any other rights hereunder except as may be evidenced by an Option Agreement duly executed on behalf of the Corporation, and then only to the extent of and on the terms and conditions expressly set forth therein. The Plan shall be unfunded. The Corporation shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the payment of any Award or Grant.

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

(b) No Employment Rights Conferred. Nothing contained in the Plan or in any Award or Grant made hereunder shall (i) confer upon any employee any right with respect to continuation of employment with the Corporation or any Parent Corporation or Subsidiary, or (ii) interfere in any way with the right of the Corporation or any Parent Corporation or Subsidiary to terminate his or her employment at any time.

(c) Other Laws; Withholding. The Corporation shall not be obligated to issue any Common Stock pursuant to any Award granted or any Grant made under the Plan at any time when the offering of the shares covered by such Award has not been registered (or exempted) under the Securities Act of 1933 and such other state and federal laws, rules or regulations as the Corporation or the Board deems applicable and, in the opinion of legal counsel for the Corporation, there is no exemption from the registration requirements of such laws, rules or regulations available for the issuance and sale of such shares. No fractional shares of Common Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Corporation shall have the right to deduct, in connection with all Awards or Grants, any taxes required by law to be withheld and to require from Grantees and Holders any payments necessary to enable the Corporation to satisfy its withholding obligations as to such Grantee or Holder. The Board or its Committee may, under certain circumstances, permit the Holder of an Award or Grant to elect to surrender, or authorize the Corporation to withhold shares of Common Stock (valued at their Fair Market Value on the date of surrender or withholding of such shares) in satisfaction of the Corporation's withholding obligation, subject to such restrictions as the Board deems necessary to satisfy the requirements of Rule 16b-3 and the Sarbanes-Oxley Act of 2002.

(d) No Restriction of Corporate Action. Nothing contained in the Plan shall be construed to prevent the Corporation or any Parent Corporation or Subsidiary from taking any corporate action which is deemed by the Corporation or such Parent Corporation or Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No employee, beneficiary or other person shall have any claim against the Corporation or any Parent Corporation or Subsidiary as a result of such action.

(e) Restrictions on Transfer. An Award shall not be transferable otherwise than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Holder only by such Holder or the Holder's guardian or legal representative.

(f) Effect of Death, Disability or Termination of Employment. The Option Agreement or other written instrument evidencing an Award shall specify the effect of the death, disability or termination of employment of the Holder on the Award; provided, however, that an Optionee shall be entitled to exercise his Options (i) at least six (6) months from the date of termination of employment with the Corporation if such termination is caused by death or disability, or (ii) at least thirty (30) days from the date of termination of employment with the Corporation if such termination is caused by reasons other than death or disability.

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

    All outstanding Incentive Stock Options will automatically be converted to a nonqualified Stock Option if the Optionee does not exercise the Incentive Stock Option (i) within three (3) months of the date of termination caused by reasons other than death or disability; or (ii) within twelve (12) months of the date of termination caused by disability.

(g) Information to Employees. Optionees and Grantees under the Plan shall receive financial statements annually regarding the Corporation during the period the options are outstanding. The financial statements shall not necessarily be prepared in accordance with Florida law or generally acceptable accounting principle.

(h) Rule 16b-3. It is intended that the Plan and any grant of an Award made to a person subject to Section 16 of the Exchange Act meet all of the requirements of Rule 16b-3. If any provisions of the Plan or any such Award would disqualify the Plan or such Award hereunder, or would otherwise not comply with Rule 16b-3, such provision or Award shall be construed or deemed amended to conform to Rule 16b-3.

(i) Governing Law. The Plan and securities issued under the Plan shall by construed in accordance with the laws of the State of Florida and all applicable federal law.


ADOPTED BY ULTRASTRIP SYSTEMS, INC.'s BOARD OF DIRECTORS: November 17, 2003.

APPROVED BY THE SHAREHOLDERS:  November 17, 2003.

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